The Asia Tigers Fund, Inc.

                                  Annual Report
                                October 31, 2000

                            ADVANTAGE ADVISERS, INC.

The Asia Tigers Fund, Inc.

                                                               December 21, 2000

Dear Shareholder,

We are pleased to present you with the audited financial statements of The Asia Tigers Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2000.

The Fund's net asset value ("NAV") closed at $9.55 per share on October 31, 2000, representing a decline of 12.7% during the 12 months ended October 31, 2000, outperforming the MSCI AC Asia Free ex-Japan Index (the Fund's benchmark), which fell 21.4%.

The disappointing performance of the Asia ex-Japan equity markets during the past 12 months reflects the combined effects of renewed political uncertainty and a slowdown in the momentum for reform in the region, as well as a sharp correction in the Nasdaq market in the U.S.

While the financial markets declined, non-Japan Asia continued its cyclical economic expansion in the 12 months ended October 31, 2000, due to such factors as solid export growth, low interest rates, low inflation, and in many cases, increased government spending.

The Fund's Investment Manager believes that in the long term, the outlook for the Asian markets will depend on growth trends in their economies, as well as the degree of progress these countries are able to make in the areas of structural reform in both the public and private sectors.

In the following pages, the Investment Manager provides a detailed look at the Fund's portfolio, as well as a discussion of the economic and market conditions in the region.

On behalf of the Board of Directors, thank you for your participation in the Fund.

Sincerely,


/s/ Bryan McKigney

Bryan McKigney
President and Secretary

THE ASIA TIGERS FUND, INC.

Report of the Investment Manager

--------------------------------------------------------------------------------
PERFORMANCE

During the twelve-month period ended October 31, 2000, Asia ex-Japan equity markets turned in a disappointing performance, succumbing to a combination of slowing reform momentum, a sharp correction in the Nasdaq market in the U.S., and renewed political uncertainty. For the year ended October 31, 2000, the MSCI AC Asia Free ex-Japan Index - the regional benchmark that The Asia Tigers Fund, Inc. (the "Fund") uses for comparison purposes - declined 21.4%, while the total return of the Fund based on the Fund's net asset value per share ("NAV") dropped 12.7%.

Six of the ten markets in which the Fund invests recorded losses of 27% or more in U.S. dollar terms during the 12 months ended October 31, 2000, with three registering losses of 48% or greater. Only one market, Malaysia, managed to squeeze out a gain, of 0.3%, during this period. Hong Kong and India were the next best performers, managing losses of 3.8% and 12.1%, respectively.

During the past few years, currency movements have played a significant role in portfolio performance. During the 12 months ended October 31, 2000, Southeast Asian currencies -- most notably in Indonesia, the Philippines, and Thailand -- came under renewed pressure, rekindling memories of June 1997-October 1998 (approximately the period of the Asian Crisis). Perhaps not surprisingly, these three countries are generally seen as showing the least progress in tackling structural reform issues, such as (1) bad debts in their banking systems and (2) government corruption. Malaysia, which probably would have experienced currency weakness as well, has been protected by its government's foreign exchange controls since September 1998.

Asian Market Returns for the Twelve Months Ended October 31, 2000

                                      US$ returns        Local currency returns
Hong Kong                                 -3.8%                 -3.5%
Taiwan                                   -27.5%                -26.1%
India                                    -12.1%                 -5.1%
Singapore*                               -14.0%                 -9.3%
Korea                                    -34.7%                -38.1%
Thailand*                                -48.0%                -40.3%
Philippines*                             -52.8%                -39.9%
Malaysia*                                  0.3%                  0.3%
China*                                   -29.6%                -29.4%
Indonesia*                               -57.9%                -42.3%

* Market indices used to calculate these returns reflect transactions that are free of foreign ownership limits or legal restrictions at the country level.

Source: FactSet, an online database of financial and market data derived from many sources.

                                                      THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------
COUNTRY ALLOCATION

During the twelve-month period ended October 31, 2000, the biggest percentage-point shift in the Fund's country allocation was an increase in Hong Kong, from 27.8% to 34.0%, and a decrease of similar magnitude in Korea, from 21.7% to 16.7%. Among smaller markets, allocations to the Philippines and Indonesia were both reduced, while the Fund's miniscule weightings in Pakistan and Sri Lanka were liquidated completely. Regarding Malaysia, it should be noted that the country was only re-admitted to the Morgan Stanley Capital International (MSCI) Indices on May 31, 2000. Hence, although Malaysia's overall weighting was raised from 2.5% to 4%, in effect, the Fund actually moved from an overweight position in the first seven months of the Fund's fiscal year ended October 31, 2000, to underweight as of May 31, 2000, as Malaysia's benchmark weighting increased from 0% to more than 9%.

Hong Kong remained, by far, the single largest country allocation at 34.0% of the portfolio's holdings on October 31, 2000.

The Fund's cash weighting remained relatively unchanged at 0.7% on October 31, 2000, the same percentage weighting as on October 31, 1999

COUNTRY HOLDINGS*
October 31, 2000

Hong Kong                    34.00%
Korea                        16.70%
Taiwan                       16.6%
India                        13.5%
Singapore                    10.6%
Thailand                      2.2%                    [PIE CHART OMITTED]
Malaysia                      4.0%
Philippines                   0.4%
Indonesia                     1.1%
China                         0.70%
Pakistan                      0.0%
Sri Lanka                     0.0%
Cash                          0.7%

*Percent of Fund's Net Assets

--------------------------------------------------------------------------------
      Note: The percentages in the above tabulation add to 100.5%, the 0.5% reflecting the net result of share purchase and sale transactions that remained in process at the close of business on October 31, 2000.
--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

October 31, 1999

Hong Kong                    27.8%
Korea                        21.7%
Taiwan                       16.7%
India                        12.1%
Singapore                    10.4%
Thailand                      3.0%                 [PIE CHART OMITTED]
Malaysia                      2.5%
Philippines                   2.3%
Indonesia                     2.0%
Pakistan                      0.4%
China                         0.3%
Sri Lanka                     0.1%
Cash                          0.7%

*Percent of Fund's Net Assets

--------------------------------------------------------------------------------
REGIONAL OUTLOOK

During the twelve months ended October 31, 2000, non-Japan Asia continued its cyclical economic expansion, underpinned by solid export growth, low interest rates, low inflation, and, in many cases, increased government spending. Nevertheless, during the year, external conditions started to become more challenging. Oil prices, which remained at extraordinarily high levels of $30-$35 per barrel during the year, have clearly raised the region's energy bill. With the "crisis" now behind it, Asia has resumed its role as the fastest-growing energy consumer in the world. In addition, the U.S. Federal Reserve moved increasingly toward tight money during the period, raising interest rates six times between June 1999 and June 2000. Although Hong Kong, with its currency tied to the U.S. dollar, is the country most directly impacted by U.S. monetary policy, the entire region would feel the economic effects if the U.S. economy were to slow down too quickly (i.e., experience a hard economic landing).

For long-term investors in Asia, however, the key focus, post-Crisis, continues to be on the region's progress in structural reform, encompassing progressive changes both at the macro level (i.e., effective bankruptcy laws, regulatory reforms, anti-corruption measures) and micro level, more specifically, improving corporate governance. In our view, if pre-Crisis Asia was a "growth story," then post-Crisis Asia has evolved into a "growth-plus-restructuring/reform story," and increasingly, both growth and reform must be present to attract sustained investor interest.

REFORM MOMENTUM FALTERS

Unfortunately, since the beginning of calendar 2000, there has been little discernible progress in tackling Asia's structural problems, the disappointment over which has been reflected in the region's faltering stock markets. The reasons for the loss of momentum are largely country-specific, making

                                                      THE ASIA TIGERS FUND, INC.

it difficult to generalize across the region. For example, in South Korea, despite the positive steps that have been taken, there have actually been very few bankruptcies, even though it is estimated that roughly 25% of listed companies are not adequately servicing interest payments. The Korean government certainly did not help ward off complacency last April, when government officials declared the crisis was "officially over." On the other hand, Taiwan is suffering because of a new, inexperienced, and politically naive President who is trying to institute reform measures in the face of an opposition-dominated Parliament. The open disagreement between the two parties has raised the political temperature - and uncertainty - for the entire market.

In Southeast Asia, with the exception of Singapore, other countries are in various states of political uncertainty. In Indonesia, President Wahid's efforts to reign in the military appear to be unraveling, as he has become bogged down in several of his own scandals. In the Philipppines, President Estrada was impeached in November on charges of corruption and cronyism, and a trial was scheduled for December. While Thailand does not currently exhibit the political crisis conditions of the Philippines or Indonesia, the country is scheduled to have presidential elections in January, with the ruling party facing a formidable challenge. In short, without a major positive catalyst, it is unlikely that the smaller Southeast Asian markets will attract significant investor interest, at least in the short term. Although there will continue to be selected stock-picking opportunities, the markets are, in general, too small, too illiquid, and too structurally risky to be taken seriously by large global investment funds.

NASDAQ'S SLIDE HITS ASIAN TECHNOLOGY

In addition to rising political uncertainty and stalled reform efforts, we believe that the more immediate reason that Asian markets performed poorly this year was the impact of the sharp correction in the Nasdaq market in the U.S. Indeed, in the several months prior to the Nasdaq's fall (which began in earnest in April 2000), Asia's technology, telecommunications, and media sectors were the only ones actually performing well. Thus, with valuations in the technology sector being adjusted downward this year, there have been very few choices left for investors in Asia.

It is not entirely illogical that a downward adjustment in valuations of U.S. technology stocks should negatively impact Asian technology shares. However, on closer examination, in our view, some stark differences can be observed, indicating that such a tight relationship may not be warranted. First, in terms of valuation, Asia's technology stocks, with only a few exceptions, never approached the valuation levels of their U.S. counterparts. Nevertheless, most Asian shares were sold down just as aggressively. In addition, Asian technology is, for the most part, an "outsourcing" story, where U.S. multinationals seeking to cut their costs, outsource various stages of production to Asian companies. It can be convincingly argued that if U.S. technology is about to experience a slowdown, then the pressure for cost-cutting should become even more intense, accelerating the outsourcing trend.

THE ASIA TIGERS FUND, INC.

OUTLOOK FOR 2001

In forecasting the outlook for Asian equity markets in 2001, much depends on one's view of whether or not the U.S. economy will have a "soft" or "hard" landing. With most of Asia still experiencing weak consumer demand and, hence, being highly dependent on exports to drive gross domestic product (GDP) growth, any sharp slowdown in demand from the U.S. would be very negative. Also, if U.S. equity markets continue to melt down to the levels that the most extreme pessimists predict, there is no question that Asian markets would be dragged down as well.

Nevertheless, we find more reasons to be optimistic than pessimistic about Asia over the next 12 months. First, valuations are at levels not seen since the immediate post-Crisis period, while at the same time, all non-Japan Asian countries have made notable fundamental progress in the past two years. Given that non-Japan Asia is well known for over-shooting on both the up and down sides, we believe that Asian markets have indeed over-discounted their current valuations.

Fundamentally, there is a growing consensus, even within OPEC, that oil prices will fall - perhaps even sharply - next year, a trend that would clearly bode well for almost all of Asia (Indonesia and Malaysia being minor exceptions, since they are oil exporters). If, as expected, the U.S. Federal Reserve will be easing interest rates sometime in the first half of 2001, we believe that this would be another positive development for the Asian markets.

Finally, there is also growing evidence that pro-reform initiatives may be getting back on track in Asia. A recent trip to Asia has provided indications that corporate governance efforts, slowly but surely, seem to be improving in countries such as Korea and Malaysia. Perhaps even more so than in the U.S., Asian governments are highly sensitive to their equity markets, and the past year cannot help but be a major wake-up call that the crisis is indeed not "over" and that far more needs to be done.

CHINA

US$1.4 MILLION, 0.7% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

Although 2000 may have been a tough year overall for non-Japan Asia, China is likely to remember it as a year of several key successes. First, the U.S. government finally decided to grant it permanent normalized trade relation status. The country also appears to be well on its way to entry into the World Trade Organization, although the final vote will not take place until sometime in 2001.

Domestically, the Chinese economy moved convincingly out of deflation, and GDP growth is likely to easily register more than 7% for the full calendar year 2000. A key driver of the economy has been government spending. Government officials know that both consumer spending and foreign direct investment must be revived if high growth rates are to remain sustainable.

                                                      THE ASIA TIGERS FUND, INC.

More than in any other Asian country, China's government also saw the most headway during the year with its privatization program. Such progress remains essential, too, if the government is to succeed in its efforts to reform state-owned enterprises. During the year, the shares in two of its three state-owned oil-and-gas companies were successfully listed - Petrochina and SinoPec. Both companies are attractive restructuring stories that are benefiting from the current high oil price environment.

The Fund's biggest China exposure is China Mobile, the country's dominant nationwide mobile phone company, with an 83% market share. In the six months ended June 30, 2000, China Mobile's reported net income more than doubled to
8.72 billion yuan, from 4 billion yuan a year earlier. The company's subscriber base rose 38% to 21.6 million at June 30, 2000, from 15.6 million in December 1999. This past October, the company completed the purchase of seven mobile phone networks from its state-controlled parent, a transaction valued at US$34 billion.

HONG KONG

US$64 MILLION, 34.0% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

Hong Kong remained in a deflationary mode during calendar year 2000, lead by a weak commercial property market that was marked by falling rental rates, and projected oversupply (except for the office sector). Although retail sales started the year strong, they began trailing off in the second quarter after the "dot-com" bubble burst. With credit growth virtually non-existent, banks launched a mortgage price war which saw mortgage rates decline to over 200 basis points (i.e., 2%) below the prime rate. Bright spots for Hong Kong included: (1) tourist arrivals, which increased 16.5% in the January-September 2000 period vs. the similar period in 1999; and (2) exports, which registered an 18% increase in the January-September 2000 period versus the same period a year earlier. Hong Kong's relatively good corporate governance, political stability and lack of technology hardware stocks all helped it to outperform almost all other Asian markets during calendar year 2000.

Hutchison Whampoa remains the Fund's single largest holding in the country. Arguably the premier conglomerate in non-Japan Asia, Hutchison's activities include telecommunications, property, port operations, and a number of retail businesses. However, the company's core strength, as well as over half of its net asset value, lies in its wireless telecommunications operation. The company is by far the biggest investor in Europe's telecommunications market, bidding on several mobile licenses across the continent. Hutchison's earnings can be quite volatile, due to frequent asset sales taken above the line (i.e., items treated as part of the company's ordinary operations). For example, in the first half of calendar 2000, reported net income quadrupled to HK$31.3 billion from HK$7.8 billion in the first half of 1999. About HK$25.6 billion of the total 2000 profit was attributable to one-time gains.

THE ASIA TIGERS FUND, INC.

INDIA

US$25.4 MILLION, 13.5% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

India has also faced a challenging year, with issues including investor disappointment over fiscal reform, currency weakness, and the sharp correction in the U.S. Nasdaq market. The 2000 calendar year began on a promising note, with a reported solid GDP growth of 6.4% for the fiscal year ended March 31, 2000, followed by interest rate reductions by the Reserve Bank of India (the country's central bank). Unfortunately, this was subsequently reversed as the rupee came under selling pressure in response to the slowing of capital inflows and a rising import bill. Although both inflation and interest rates were moving up through the middle of the calendar year 2000, we believe that both have now stabilized at levels of 5.5%-6.5% and 8%-9%, respectively. In terms of structural issues, foreign investors have signaled that they are not happy with the pace of reform, and wish to see it accelerated. Frankly, in our view, the government's efforts are very much a mixed bag, with solid progress taking place in several areas (e.g., telecommunications), while certain areas, such as privatization of state-owned assets, need to be stepped up.

Infosys Technologies continues to be a major holding of the Fund, second only to Hutchison Whampoa. In early October, Infosys announced that second fiscal quarter earnings (July-September 2000) surged by 134% to 1.54 billion rupees from 657.1 million rupees in the previous year's second quarter. In the third quarter of 2000, revenues reported soared by 113% to 4.64 billion rupees from
2.17 billion rupees in the second quarter of 2000. Infosys appears to have been able to successfully tap into India's large pool of cost-efficient engineers to produce world-class software, scaling up rapidly to meet clients' demands. Infosys reported adding 27 new clients during its second fiscal quarter (July-September 2000) compared to 32 in the first quarter.

INDONESIA

US$2.1 MILLION, 1.1% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

One year after the first free presidential elections in its history, Indonesia is continuing to struggle to build democratic institutions that will ensure stability for the country. Among many challenges the government faces, one of the most pressing is to re-capitalize its banking system, the funds for which would have to come from the state-owned IBRA (the Indonesian bank restructuring agency) selling recently-seized state-owned assets. More broadly, President Abdurrahman Wahid must also continue striving to reign in the military and further establish the rule of law in Indonesia. Although some progress has been made in all of these endeavors over the past 12 months, progress needs to be much more rapid. Until that is observed, the stock market is likely to continue to languish while the currency, the rupiah, remains under pressure.

The Fund's holdings in Indonesia are mainly centered on the local clove cigarette ("kretek") industry, as Gudang Garam and HM Sampoerna (two companies in this industry) have consistently earned the highest returns on capital among all listed companies in the country. Fairly stable

                                                      THE ASIA TIGERS FUND, INC.

demand for their products translates into solid pricing power, and with their ample cash-generating ability, neither company is highly dependent on the domestic banking system. During the first nine months of 2000, HM Sampoerna's reported revenues surged 31% to Rph. 6 trillion, from Rph. 4.6 trillion for the same period in 1999. In Gudang Garam's most recently released numbers, its first-half 2000 profit rose 8% to 1.18 trillion rupiah from 1.09 trillion rupiah in the first half of 1999. First-half sales reported by Gudang Garam rose 12.8% to 6.76 trillion rupiah from 5.8 trillion rupiah a year earlier.

KOREA

US$31.5 MILLION, 16.7% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

In our opinion, Korea is forecast to achieve a second straight year of 10%-plus GDP growth, a remarkable achievement given the depths to which the economy plunged during the region's economic crisis. Export growth has been stellar, having surged 24.7% during the first ten months of 2000 vs. the same period a year ago to US$142.8 billion from US$114.5 billion, on the back of 20%-plus year-over-year growth in industrial production. In fact, with growth so robust, much of the concern has been about the economy potentially overheating. However, although inflation has edged up during 2000, it remains in a modest 2%-3% year-over-year range.

A much bigger problem for Korea has been its lack of progress in clearing bad loans from the banking system and forcing insolvent companies into bankruptcy. Far too many non-performing loans continue to get rolled over, which only serves to compound the cost for the banks, increase uncertainty, and serve as a drag on the entire economy. Recently, there have been signs that the Korean government is finally getting tougher on this issue. For example, within the past two months, it published a list of approximately 50 "non-viable companies," in effect, indicating that these companies would never return to profitability, and that the government would no longer assist their survival. Despite this action, we do not expect any quick solution to the bad-debt problem. Nevertheless, we expect to see an increasing number of high-profile Korean bankruptcies in 2001, which, ironically, we believe should be interpreted as positive for the economy.

The Fund has a significant holding in Samsung Electronics, the world's largest manufacturer of computer memory chips, as well as a producer of mobile phones and network equipment. Third-quarter 2000 net profit surged 146% to 1.7 trillion won from 691 million won on a larger-than-expected price surge that began in June as PC manufacturers stockpiled chips in anticipation of strong year-end demand. Although the recent slump in chip prices will negatively impact earnings for the balance of the year, the company is still expected to report stellar 80% earnings-per-share growth for 2000.

THE ASIA TIGERS FUND, INC.

MALAYSIA

US$7.6 MILLION, 4% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

The biggest event for Malaysia during 2000 was being reinstated into the Morgan Stanley Capital International (MSCI) Indices on May 31, 2000. In anticipation of this event, the equity market rose roughly 10% during the first five months of the year, only to correct sharply, falling almost 18% by the end of October, as most foreign investors remained cautious. Overall, Malaysia benefited from the same trends as many Asian countries - a burgeoning trade surplus as exports surged 20.3% during the first ten months of the year while inflation remained dormant, at 1.5%-2%. However, domestic demand continued to be weak, a point clearly reflected in overall weak corporate earnings. Both political policy-making risk and corporate governance risk remain key issues for the Malaysian equity market. Although in its budget announced in late October, the government announced that the 10% exit levy would be waived for investments held more than one year, it also stated that the currency peg would not be eliminated "for the foreseeable future." (Pegging is considered negative, since many view the Malaysian government as being too interventionist in the country's economy.)

Of the Fund's holdings in Malaysia, the single biggest position continues to be blue-chip heavyweight Malayan Bank. Malaysia's banking sector has been undergoing a government-orchestrated consolidation during the past year, as the government is winnowing down the number of players from the previous 20-plus to 10 today, to perhaps only five or six in the future. However, as Malaysia's leading bank, Malayan Bank is expected to, if anything, emerge stronger. The bank recently announced financials for its fiscal year ended June 30, 2000. Its reported net income rose 40% to 1.36 billion ringgit from 970 million ringgit in the fiscal year ended June 30, 1999. Both increased lending and lower loan-loss provisions contributed to the solid earnings result.

PHILIPPINES

US$0.8 MILLION, 0.4% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

During the past year, the Estrada Administration has nearly brought the Philippine economy to its knees, as the budget deficit has ballooned, key reform measures have stalled, and by October, both consumer and business confidence hit lows not seen since the collapse of the Marcos regime more than a decade ago. Foreign direct investment has all but dried up, also hitting a 10-year low. However, the impeachment and scheduled trial of President Estrada have provided new hope for progress on reform.

The Fund holds only two small positions in the Philippines, one being Philippine Long Distance Telephone (PLDT). PLDT was acquired by new management in the fourth quarter of 1998 and has been undergoing a major transformation to become a profit-oriented, commercially-driven company managed within the parameters of sound corporate governance. Recently, the company announced results for the third quarter of 2000, with reported revenues increasing 13.4% to 15.8 billion pesos from 13.9 billion pesos in the third quarter of 1999. However, net profit plunged 61% to 385 mil-

                                                      THE ASIA TIGERS FUND, INC.

lion pesos from 988 million pesos in the previous year's third quarter, mainly because of soaring marketing costs for its mobile phone subsidiary, Smart, and restructuring charges related to its Piltel subsidiary. The results were in line with analysts' expectations.

SINGAPORE

US$19.9 MILLION, 10.6% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

Together with Hong Kong, Singapore is the market that institutional investors traditionally flock to when risk premiums rise. This past year has been no exception. No other equity market in Asia can boast of a better combination of political stability, sound policy-making, and good corporate governance. Exports have soared this year - up 22.3% in the first 10 months of the year vs. the same period a year earlier - on the back of Singapore's burgeoning electronics industry, while interest rates have remained low and inflation quiescent at 1%-2%. Although the Hong Kong equity market has outperformed Singapore this year, this can mainly be attributed - in our view - to the latter's growing presence in the semiconductor and electronics contract manufacturing industries. Over the medium to long term, Singapore's strategic positioning should probably prove superior to that of Hong Kong.

A key sector in the Fund's Singapore exposure is the banking industry, with holdings in DBS Group, Overseas-Chinese Banking Corporation (OCBC), and Overseas Union Bank (OUB). Although loan growth in Singapore remains anemic, the key rationale for being "long" the sector is the potential for industry restructuring. The government has made it known that it will be easing capital adequacy requirements to conform with international standards, while making it mandatory for banks to dispose of their non-core, non-financial assets. Such moves would unlock tremendous value in the Singapore banks. During the first half of 2000, all three banks recorded earnings increases, with OCBC, OUB, and DBS Group registering net profit gains of 52%, 34%, and 7.5%, respectively. However, in all three cases, a sharp reduction in loan-loss provisions - rather than increased business - was a key driver behind the improved bottom line.

TAIWAN

US$31.3 MILLION, 16.6% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

Taiwan saw historic political change in 2000, as Chen Shui-bian of the Democratic People's Party (DPP), was elected President, the first time a non-Kuomintang (KMT) candidate failed to win the presidency in Taiwan's modern history. Unfortunately, the KMT still dominates the legislative branch, with 115 members in the 221-person Parliament. The inability of Chen to work with the KMT-controlled Parliament has led to political gridlock in a country where strong leadership and a unified front are essential in dealing with pressing issues, not the least of which is the relationship with China. The situation deteriorated further in October and November, with the KMT attempting to orchestrate the ouster of President Chen. The political uncertainty has been negatively impacting the stock market.

THE ASIA TIGERS FUND, INC.

Perhaps more than any other Asian market, Taiwan has also been hit by the Nasdaq's sharp correction, with sharp falls in the shares of foundries Taiwan Semiconductor (TSMC) and United Microelectronics (UMC). Taiwan continues to register extremely robust export growth, surging 24.8% for the period January through October 2000 vs. the same period of 1999, led by the electronics sector. However, with a slowdown expected, sentiment has turned negative on the sector. Nevertheless, we believe that Taiwan boasts some of the highest-quality, most globally-cost-competitive electronics companies in the world, and that the medium to longer-term outlook remains bright.

The key focus in Taiwan remains the technology sector, with the Fund's fourth-largest holding being Taiwan Semiconductor, the world's largest dedicated semiconductor foundry. TSMC is also seen as being the industry leader in process technology and other leading-edge foundry services. The company recently announced stellar nine-months results (January-September 2000), with reported net profit surging 168% to NT$43.6 billion from NT$16.2 billion in the first nine months of 1999. Revenues rose 127% to NT$112.4 billion in January-September 2000, from NT$49.4 billion in the same period of 1999.

THAILAND

US$4.2 MILLION, 2.2% OF THE FUND'S TOTAL INVESTMENTS AS OF OCTOBER 31, 2000

Similar to much of Asia, Thailand has been suffering from a loss of "reform momentum," the negative impact of which is being reflected in both its equity market and its currency, the baht. Although the volume of non-performing loans has been falling more or less steadily during the year, its rate as a percentage of all loans outstanding remains high, and banks have yet to resume lending in a significant way. According to government figures, Thailand's rate of non-performing loans as of September 30, 2000 had fallen to 22.8%, down sharply from the August 1999 peak of 50%.

The still-high level of bad loans in the financial system means that most banks remain wary of granting fresh, new loans - a stalemate that is having negative repercussions for economic growth. It is undoubtedly a key reason why the government has revised its GDP growth forecast downward to only 4% for the fiscal year ended December 31, 2000. Moreover, the weakened baht has renewed pressure on those companies with unhedged U.S. dollar borrowings. One bright spot, of course, is that the weak baht does help Thailand's exporters. As with most Asian countries, exports have been a saving grace for Thailand this year, up 19.2% through October 2000 vs. the first 10 months of 1999, to US$57.1 billion from US$51.4 billion. Finally, it is also worth noting that Thailand has a presidential election slated for January. Although the country is generally perceived as being more politically stable than Indonesia or the Philippines, given the country's past track record of electoral corruption (e.g., paying people to vote a certain way), the potential for problems continues. With the economy weak and voter sentiment at a low ebb, the ruling Democratic party is expected to face a stiff challenge from the opposition Thai Rak Thai party.

The Fund's key holdings in Thailand largely center on the telecommunications sector. Advanced

                                                      THE ASIA TIGERS FUND, INC.

Information Service, TelecomAsia, and Shin Satellite make up nearly two-thirds of the Fund's Thailand exposure. Advanced Information Service recently announced stellar third-quarter 2000 results, with reported net profit more than doubling to 1.94 billion baht from 882 million baht in the third quarter of 1999. Advanced Information Service has reported about 1.6 million subscribers, or 46% of total mobile phone users in Thailand. TelecomAsia, although still recording losses, reported a third-quarter 2000 loss that narrowed 39% from a year earlier to 4.62 billion baht from 7.57 billion baht a year earlier. Finally, Shin Satellite reported a profit of 98 million baht in the third quarter of 2000, vs. a loss of 380 million baht a year earlier. Shin Satellite returned to profitability in the third quarter after posting a loss a year earlier. The company benefited from strong growth in its transponder business, a slashing of foreign debt, and growth in its Internet unit.

Punita Kumar-Sinha


/s/ Punita Kumar-Sinha

Portfolio Manager
Advantage Advisers, Inc.

THE ASIA TIGERS FUND, INC.

--------------------------------------------------------------------------------
SHARE REPURCHASE PROGRAM

In December 1999, the Board of Directors of the Fund authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund's common stock. Subsequently in October 2000, the Board authorized the Fund to repurchase up to an additional 1,000,000 shares of the Fund's common stock from time to time in the open market. As such, the total number of shares of the Fund authorized for repurchase under the Fund's repurchase program is 2,000,000. The Fund's Board directed management to repurchase the Fund's shares at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund's Board of Directors. During the year ended October 31, 2000, the Fund repurchased a total of 798,200 shares of its common stock. (For details regarding shares repurchased by the Fund, see Note D to the Financial Statements).

In accordance with the Board's directions, the Fund may from time to time repurchase additional shares of its common stock in the open market.

AMENDMENT OF BY-LAWS

During May 2000, the Board of Directors of the Fund reviewed and approved certain amendments to the Fund's by-laws that have been recommended by Maryland counsel to the Fund. For example, the provisions relating to timely notice for proposals to be brought before an annual meeting of stockholders (other than a proposal under Rule 14a-8 of the Securities Exchange Act of 1934 to be included in the Fund's proxy statement) have been amended. As amended, a stockholder's notice generally must be delivered to the Fund not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting. In addition, upon recommendation of the Fund's Maryland counsel, other changes to certain by-law provisions were made to conform to the by-law provisions of more recently incorporated Maryland corporations.

--------------------------------------------------------------------------------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments                                         October 31, 2000

COMMON STOCKS (96.53% of holdings)

Number                                                   Percent of
of Shares    Security                                     Holdings        Cost          Value
------------------------------------------------------------------------------------------------
             China                                         0.74%
             Coal                                          0.33%
 2,286,000   Yanzhou Coal Mining Company Limited ...............       $  680,376     $  608,213
                                                                       ----------     ----------
             Energy Sources                                0.41%
    36,800   Petrochina Company Limited ADR ....................          625,613        779,700
                                                                       ----------     ----------

             Total China .......................................        1,305,989      1,387,913
                                                                       ----------     ----------

             Hong Kong                                    33.99%
             Banking                                       4.02%
   398,800   Hang Seng Bank Limited ............................        3,629,591      4,691,614
   207,600   HSBC Holdings PLC .................................        2,365,858      2,888,140
                                                                       ----------     ----------
                                                                        5,995,449      7,579,754
                                                                       ----------     ----------
             Business/Public Service                       0.09%
   258,000   Computer & Technologies Holdings Limited ..........          548,682        176,984
                                                                       ----------     ----------
             Computers                                     0.26%
   576,000   Legend Holdings Limited ...........................          648,566        487,447
                                                                       ----------     ----------
             Consumer Goods & Services                     1.39%
 1,409,000   Li & Fung Limited .................................          939,840      2,619,631
                                                                       ----------     ----------
             Electronic Components & Instruments           0.11%
 1,280,000   TCL International Holdings Limited+ ...............          658,280        208,437
                                                                       ----------     ----------
             Energy Sources                                0.81%
    65,000   China Petroleum and Chemical Corporation ADR+ .....        1,341,925      1,275,625
 2,565,000   Sinopec Shanghai Petrochemical Company Limited ....          378,435        259,822
                                                                       ----------     ----------
                                                                        1,720,360      1,535,447
                                                                       ----------     ----------
             Financial Services                            0.68%
   298,800   Dah Sing Financial Group ..........................        1,190,105      1,283,472
                                                                       ----------     ----------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                                   Percent of
of Shares    Security                                     Holdings      Cost             Value
-------------------------------------------------------------------------------------------------
             Hong Kong (continued)
             Food & Household Products                    0.29%
 1,230,000   Ng Fung Hong Limited .............................      $   702,222      $   544,108
                                                                     -----------      -----------
             Internet                                     0.09%
    16,000   chinadotcom corporation (U.S.)+ ..................          344,000          162,000
                                                                     -----------      -----------
             Manufacturing                                0.33%
   714,000   Esprit Holdings Limited ..........................          552,231          613,386
                                                                     -----------      -----------
             Media                                        0.39%
   134,000   Television Broadcasts Limited ....................          617,722          733,658
                                                                     -----------      -----------
             Multi-Industry                               9.23%
   328,000   China Resources Enterprise Limited ...............          500,375          370,099
 1,372,900   Hutchison Whampoa Limited ........................        8,430,372       17,031,424
                                                                     -----------      -----------
                                                                       8,930,747       17,401,523
                                                                     -----------      -----------
             Real Estate                                  8.47%
   762,000   Cheung Kong Holdings Limited .....................        5,477,040        8,427,042
   530,000   Great Eagle Holdings Limited .....................          773,211          761,123
 1,138,000   Kerry Properties Limited .........................        1,683,814        1,305,950
   662,600   Sun Hung Kai Properties Limited ..................        3,710,355        5,479,895
                                                                     -----------      -----------
                                                                      11,644,420       15,974,010
                                                                     -----------      -----------
             Retailing                                    0.95%
 3,056,000   Giordano International Limited ...................        1,114,805        1,792,691
                                                                     -----------      -----------
             Telecommunications                           5.56%
   610,500   Asia Satellite Telecommunications Holdings Limited        1,995,829        1,236,812
   950,000   China Mobile (Hong Kong) Limited+ ................        2,096,579        6,120,977
 4,048,440   Pacific Century Cyberworks Limited+ ..............        7,629,671        3,114,584
                                                                     -----------      -----------
                                                                      11,722,079       10,472,373
                                                                     -----------      -----------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                                   Percent of
of Shares    Security                                     Holdings           Cost            Value
-----------------------------------------------------------------------------------------------------
             Hong Kong (continued)
             Textiles & Apparel                               0.19%
 1,958,000   Glorious Sun Enterprises Limited .....................      $   748,406      $   293,738
   600,000   Softbank Investment International (Strategic) Limited+        1,051,525           55,392
                                                                         -----------      -----------
                                                                           1,799,931          349,130
                                                                         -----------      -----------
             Transportation                                   0.57%
   512,000   Cathay Pacific Airways Limited .......................          824,084          928,940
   100,000   MTR Corporation Limited ..............................          121,520          148,096
                                                                         -----------      -----------
                                                                             945,604        1,077,036
                                                                         -----------      -----------
             Utilities - Electric & Gas                       0.56%
   119,400   CLP Holdings Limited .................................          623,656          557,271
 1,310,000   Huaneng Power International Incorporated .............          499,253          508,110
                                                                         -----------      -----------
                                                                           1,122,909        1,065,381
                                                                         -----------      -----------

             Total Hong Kong ......................................       51,197,952       64,076,468
                                                                         -----------      -----------

             India                                           13.50%
             Automobiles                                      0.09%
    51,000   Punjab Tractors Limited ..............................          342,015          173,030
                                                                         -----------      -----------
             Banking                                          0.11%
    45,200   ICICI Bank Limited Sponsored ADR*+ ...................          436,767          214,700
                                                                         -----------      -----------
             Beverages & Tobacco                              0.73%
    85,000   ITC Limited ..........................................        1,381,536        1,382,044
                                                                         -----------      -----------
             Business/Public Service                          6.06%
    57,626   Infosys Technologies Limited .........................        1,473,823        8,818,439
    75,376   NIIT Limited .........................................        1,722,779        2,536,881
   150,000   Vans Information & Investment Services Limited+  .....          344,037           60,832
                                                                         -----------      -----------
                                                                           3,540,639       11,416,152
                                                                         -----------      -----------
             Chemicals                                        1.04%
   301,872   Reliance Industries ..................................        1,078,166        1,953,308
                                                                         -----------      -----------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                                    Percent of
of Shares    Security                                      Holdings      Cost             Value
--------------------------------------------------------------------------------------------------
             India (continued)
             Construction & Housing                          0.00%
     1,320   Larsen & Toubro Limited .............................    $     8,196      $     4,174
                                                                      -----------      -----------
             Energy Sources                                  0.53%
   435,000   Hindustan Petroleum Corporation Limited                    2,053,443          993,026
                                                                      -----------      -----------
             Health/Personal Care                            1.32%
   656,000   Hindustan Lever Limited .............................      2,782,444        2,488,879
                                                                      -----------      -----------
             Metals - Steel                                  0.32%
   294,500   Tata Iron & Steel Company Limited ...................      1,109,668          609,430
                                                                      -----------      -----------
             Technology                                      0.76%
   219,269   Satyam Computer Services Limited ....................        917,473        1,438,002
                                                                      -----------      -----------
             Telecommunications                              2.54%
   151,520   HCL Technologies Limited ............................      2,146,531        3,847,185
    65,500   Shyam Telecom Limited ...............................        545,941          333,512
    81,200   Videsh Sanchar Nigam Limited GDR+ ...................      1,365,470          598,850
                                                                      -----------      -----------
                                                                        4,057,942        4,779,547
                                                                      -----------      -----------

             Total India .........................................     17,708,289       25,452,292
                                                                      -----------      -----------

             Indonesia                                       1.10%
             Beverages & Tobacco                             0.77%
   876,500   PT Gudang Garam .....................................      1,479,301          941,114
   427,500   PT Hanjaya Mandala Sampoerna ........................      1,038,010          502,404
                                                                      -----------      -----------
                                                                        2,517,311        1,443,518
                                                                      -----------      -----------
             Telecommunications                              0.33%
   118,800   PT Telekomunikasi Indonesia ADR .....................        825,336          623,700
                                                                      -----------      -----------

             Total Indonesia .....................................      3,342,647        2,067,218
                                                                      -----------      -----------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                               Percent of
of Shares    Security                                 Holdings        Cost            Value
---------------------------------------------------------------------------------------------
             Korea                                     16.46%
             Appliance & Household Durables3.84%
    57,810   Samsung Electronics+ ...........................      $5,352,126      $7,242,132
                                                                   ----------      ----------
             Banking                                    2.81%
   119,722   H & CB .........................................       2,191,248       2,878,591
   154,062   Kookmin Bank ...................................       1,982,046       1,760,709
    64,600   Shinhan Bank ...................................         592,131         647,420
                                                                   ----------      ----------
                                                                    4,765,425       5,286,720
                                                                   ----------      ----------
             Beverages & Tobacco                        0.52%
    21,840   Hite Brewery Company Limited ...................         675,782         977,280
                                                                   ----------      ----------
             Business/Public Service                    0.02%
     1,358   Locus Corporation+ .............................          34,247          30,562
                                                                   ----------      ----------
             Chemicals                                  0.64%
   123,030   LG Chemical Limited ............................       1,543,927       1,211,372
                                                                   ----------      ----------
             Construction & Housing                     0.55%
    29,550   Kumkang Korea Chemical Company Limited .........       1,870,562       1,044,316
                                                                   ----------      ----------
             Electrical & Electronics                   0.49%
    28,900   Samsung ElectroMechanics Company Limited .......       1,253,256         924,800
                                                                   ----------      ----------
             Electronic Components & Instruments        0.07%
    21,310   Hyundai Electronics Industries Company Limited .         465,783         130,951
                                                                   ----------      ----------
             Financial Services                         0.20%
    17,300   Kookmin Credit Card Company Limited+ ...........         489,381         377,178
                                                                   ----------      ----------
             Food & Household Products                  0.39%
    13,130   Cheil Jedang Corporation .......................         945,135         384,377

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                               Percent of
of Shares    Security                                 Holdings       Cost            Value
---------------------------------------------------------------------------------------------
             Korea (continued)
             Food & Household Products (continued)
     4,360   Lotte Confectionery Company Limited ..........      $   708,963      $   356,466
                                                                 -----------      -----------
                                                                   1,654,098          740,843
                                                                 -----------      -----------
             Internet                                 0.26%
   135,046   Korea Next Education Services Incorporated ...          903,982          492,695
                                                                 -----------      -----------
             Machinery & Engineering                  0.51%
    40,200   Halla Climate Control Company ................        1,315,012          950,664
                                                                 -----------      -----------
             Metals - Steel                           0.76%
    16,500   Pohang Iron & Steel Company Limited ..........          712,299          965,205
    30,000   Pohang Iron & Steel Company Limited ADR ......          982,500          474,375
                                                                 -----------      -----------
                                                                   1,694,799        1,439,580
                                                                 -----------      -----------
             Telecommunications                       3.22%
    35,600   Korea Telecom Corporation ....................        2,081,697        2,096,879
    18,670   SK Telecom Company Limited ...................        1,746,017        3,980,198
                                                                 -----------      -----------
                                                                   3,827,714        6,077,077
                                                                 -----------      -----------
             Transportation - Air                     0.00%
         5   Korean Air Corporation Limited ...............               53               26
                                                                 -----------      -----------
             Utilities - Electric & Gas               2.18%
   183,680   Korea Electric Power Corporation .............        6,033,505        4,101,514
                                                                 -----------      -----------

             Total Korea ..................................       31,879,652       31,027,710
                                                                 -----------      -----------

             Malaysia                                 4.03%
             Banking                                  0.76%
   358,100   Malayan Banking ..............................          814,556        1,432,400
                                                                 -----------      -----------
             Electrical Components & Instruments      1.20%
   180,000   Malayan Pacific Industries ...................        1,740,482        1,018,421
   351,000   Unisem .......................................        1,667,237        1,237,737
                                                                 -----------      -----------
                                                                   3,407,719        2,256,158
                                                                 -----------      -----------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                                Percent of
of Shares    Security                                  Holdings       Cost           Value
---------------------------------------------------------------------------------------------
             Malaysia (continued)
             Investment Company                         0.31%
    99,800   iShares MSCI Malaysia (Free) Index Fund ........      $  632,667      $  573,850
                                                                   ----------      ----------
             Leisure & Tourism                          1.09%
   333,000   Genting ........................................       1,345,588         850,026
   687,000   Resorts World ..................................       1,608,340       1,202,250
                                                                   ----------      ----------
                                                                    2,953,928       2,052,276
                                                                   ----------      ----------
             Multi-Industry                             0.40%
    574,00   Berjaya Sports Toto ............................       1,179,583         755,263
                                                                   ----------      ----------
             Telecommunications                         0.17%
   106,000   Telekom Malaysia ...............................         348,804         326,368
                                                                   ----------      ----------
             Utilities - Electric & Gas                 0.10%
    60,000   Tenaga Nasional ................................         187,074         194,211
                                                                   ----------      ----------

             Total Malaysia .................................       9,524,331       7,590,526
                                                                   ----------      ----------

             Philippines                                0.42%
             Media                                      0.31%
   755,600   ABS-CBN Broadcasting Corporation ...............         881,120         583,503
                                                                   ----------      ----------
             Telecommunications                         0.11%
    14,000   Philippine Long Distance Telephone ADR .........         276,489         217,000
                                                                   ----------      ----------

             Total Philippines ..............................       1,157,609         800,503
                                                                   ----------      ----------

             Singapore                                  7.87%
             Banking                                    2.57%
    91,500   DBS Group Holdings Limited .....................       1,184,904       1,078,432
   390,000   Overseas-Chinese Banking Corporation Limited ...       1,807,688       2,487,047
   263,800   Overseas Union Bank Limited ....................       1,137,085       1,276,718
                                                                   ----------      ----------
                                                                    4,129,677       4,842,197
                                                                   ----------      ----------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                             Percent of
of Shares    Security                               Holdings        Cost             Value
---------------------------------------------------------------------------------------------
             Singapore (continued)
             Broadcasting/Publishing                  1.12%
   148,000   Singapore Press Holdings Limited .............      $ 1,520,290      $ 2,115,128
                                                                 -----------      -----------
             Electronic Components & Instruments      1.05%
    16,550   Chartered Semiconductor Manufacturing
               Limited ADR+ ...............................          946,908          769,575
       100   Natsteel Electronics Limited .................              479              260
   125,600   Venture Manufacturing (Singapore) Limited ....          534,099        1,215,738
                                                                 -----------      -----------
                                                                   1,481,486        1,985,573
                                                                 -----------      -----------
             Food & Household Products                0.24%
   644,000   Want Want Holdings (U.S.) ....................          853,136          447,580
    22,800   Want Want Holdings-Warrants (U.S.)
             expire 10/24/2004+ ...........................            1,140            4,332
                                                                 -----------      -----------
                                                                     854,276          451,912
                                                                 -----------      -----------
             Machinery & Engineering                  0.07%
    80,000   Singapore Technologies Engineering Limited ...          128,090          128,907
                                                                 -----------      -----------
             Real Estate                              0.58%
   236,600   City Developments Limited ....................          856,548        1,091,192
                                                                 -----------      -----------
             Technology                               0.45%
   505,000   Omni Industries Limited ......................          546,642          851,107
                                                                 -----------      -----------
             Telecommunications                       0.27%
    36,720   Datacraft Asia Limited (U.S.) ................          248,403          251,532
   148,000   Singapore Telecommunications Limited .........          248,207          245,220
                                                                 -----------      -----------
                                                                     496,610          496,752
                                                                 -----------      -----------
             Transportation - Air                     1.52%
   288,000   Singapore Airlines Limited ...................        2,276,030        2,869,669
                                                                 -----------      -----------

             Total Singapore ..............................       12,289,649       14,832,437
                                                                 -----------      -----------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                               Percent of
of Shares    Security                                 Holdings         Cost            Value
-----------------------------------------------------------------------------------------------
             Taiwan                                    16.46%
             Business/Public Service                    0.13%
   162,400   Mercuries Data System Limited+ .................      $   546,788      $   253,907
                                                                   -----------      -----------
             Chemicals                                  1.32%
 2,081,246   Nan Ya Plastics Corporation ....................        3,054,035        2,480,742
                                                                   -----------      -----------
             Computers                                  0.32%
   733,750   Acer Incorporated ..............................        1,554,945          608,808
                                                                   -----------      -----------
             Data Processing and Reproduction           0.61%
   754,320   Compal Electronics Incorporated ................        1,819,448        1,151,331
                                                                   -----------      -----------
             Electrical & Electronics                   6.27%
   243,600   Compeq Manufacturing Company Limited ...........        1,425,355          920,099
   534,600   Hon Hai Precision Industry Company Limited .....        2,454,136        2,797,133
 2,492,395   Taiwan Semiconductor Manufacturing Company
               Limited+ .....................................        8,579,681        7,562,065
   551,590   Winbond Electronics Corporation+ ...............        1,332,954          534,513
                                                                   -----------      -----------
                                                                    13,792,126       11,813,810
                                                                   -----------      -----------
             Electronic Components & Instruments        3.76%
   965,473   Advanced Semiconductor Engineering Incorporated+        1,806,375        1,108,949
    63,747   Ambit Microsystems Corporation .................          511,359          296,039
   400,889   Asustek Computer Incorporated* .................        3,289,118        1,998,239
   169,110   Macronix International Company Limited+ ........          403,027          240,838
   170,000   Nanya Technology Corporation+ ..................          397,033          130,526
       750   Ritek Corporation + ............................            3,145            1,440
    98,950   Sunplus Technology Company Limited .............          493,516          422,758
   123,500   Synnex Technology International Corporation ....          606,447          260,000
    49,400   Synnex Technology International Corporation
               144A GDR+ ....................................          879,795          407,550
 1,254,841   United Microelectronics Corporation+ ...........        3,459,912        2,214,425
                                                                   -----------      -----------
                                                                    11,849,727        7,080,764
                                                                   -----------      -----------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                               Percent of
of Shares    Security                                 Holdings        Cost             Value
-----------------------------------------------------------------------------------------------
             Taiwan (continued)
             Insurance                                 0.75%
   789,280   Cathay Life Insurance Company Limited .........       $ 2,180,005      $ 1,417,283
                                                                   -----------      -----------
             Metals - Steel                            0.63%
 2,040,000   China Steel Corporation .......................         1,342,761        1,181,053
                                                                   -----------      -----------
             Telecommunications                        0.86%
   465,000   Chunghwa Telecom Company Limited+ .............         1,743,516        1,353,251
   134,894   Zyxel Communications Corporation ..............           522,435          275,635
                                                                   -----------      -----------
                                                                     2,265,951        1,628,886
                                                                   -----------      -----------
             Textiles & Apparel                        1.11%
 2,543,520   Far Eastern Textile Limited ...................         2,139,549        2,094,664
                                                                   -----------      -----------
             Transportation - Air                      0.38%
 2,049,600   EVA Airways Corporation+ ......................         1,120,048          707,524
                                                                   -----------      -----------
             Utilities - Electric & Gas                0.32%
   716,803   Phoenixtec Power Company Limited ..............         1,352,054          601,404
                                                                   -----------      -----------

             Total Taiwan ..................................        43,017,437       31,020,176
                                                                   -----------      -----------

             Thailand                                  1.84%
             Building Materials & Components           0.21%
    41,200   Siam Cement PLC+ ..............................           683,597          387,567
                                                                   -----------      -----------
             Energy Sources                            0.23%
   179,600   PTT Exploration & Production PLC ..............           809,242          440,736
                                                                   -----------      -----------
             Telecommunications                        1.40%
   123,300   Advanced Information Service PLC+ .............           762,105        1,014,192
   862,300   Shin Satellite PLC ............................           696,305          543,713

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

COMMON STOCKS (continued)

Number                                         Percent of
of Shares    Security                           Holdings          Cost             Value
-------------------------------------------------------------------------------------------
             Thailand (continued)
             Telecommunications (continued)
 1,804,400   TelecomAsia Corporation PLC Limited+ ....        $  1,721,526     $  1,086,494
   352,705   TelecomAsia Corporation PLC Rights
                expire April 2002**+ .................                   0                0
                                                              ------------     ------------
                                                                 3,179,936        2,644,399
                                                              ------------     ------------

             Total Thailand ..........................           4,672,775        3,472,702
                                                              ------------     ------------

             United States                       0.12%
             Telecommunications                  0.12%
    10,885   UTStarcom Incorporated+ .................             223,444          217,700
                                                              ------------     ------------

             Total United States .....................             223,444          217,700
                                                              ------------     ------------
             Total Common Stocks .....................        $176,319,774     $181,945,645
                                                              ------------     ------------

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

PREFERRED STOCKS (0.36% of holdings)

Number                                                 Percent of
of Shares         Security                              Holdings        Cost              Value
-------------------------------------------------------------------------------------------------
             Preferred Stock                              0.36%
             Thailand                                     0.36%
             Banking                                      0.36%
 1,641,000   Siam Commercial Bank PLC - 5.25% Preferred + .....      $1,095,109        $  680,487
                                                                     ----------        ----------

             Total Thailand ...................................       1,095,109           680,487
                                                                     ----------        ----------
             Total Preferred Stock ............................      $1,095,109        $  680,487
                                                                     ----------        ----------

                                                      THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)                             October 31, 2000

CONVERTIBLE BONDS (3.11% of holdings)

Par Value                                           Percent of
($000)       Security                                Holdings        Cost               Value
-------------------------------------------------------------------------------------------------
             Korea                                    0.27%
             Utilities - Electric & Gas               0.27%
       500   Korea Deposit Insurance 2.25%, 10/11/05 ......      $    500,000        $    517,200
                                                                 ------------        ------------
             Total Korea ..................................           500,000             517,200
                                                                 ------------        ------------

             Singapore                                2.70%
             Banking                                  1.49%
     1,500   Finlayson Global Zero Coupon Bond,
             02/19/04 .....................................         1,588,620           2,819,100
                                                                 ------------        ------------
             Telecommunications                       1.21%
     2,150   Fullerton Global Corp Zero Coupon Bond,
             04/02/03 .....................................         2,061,280           2,275,345
                                                                 ------------        ------------
             Total Singapore ..............................         3,649,900           5,094,445
                                                                 ------------        ------------

             Taiwan                                   0.14%
             Electronic Components & Instruments      0.14%
       250   Macronix International Company
             Limited 1%, 02/01/05 .........................           328,772             258,775
                                                                 ------------        ------------
             Total Taiwan .................................           328,772             258,775
                                                                 ------------        ------------

             TOTAL CONVERTIBLE BONDS ......................      $  4,478,672        $  5,870,420
                                                                 ------------        ------------

             TOTAL INVESTMENTS++                    100.00%      $181,893,555        $188,496,552
                                                                 ============        ============

THE ASIA TIGERS FUND, INC.

Schedule of Investments (concluded)                             October 31, 2000

Footnotes and Abbreviations

                  ADR-  American Depository Receipts
                  GDR-  Global Depository Receipts
                   *    Passive Foreign Investment Company.
                  **    Security has been fair valued as determined by or under
                        the direction of the Board of Directors.
                   +    Non-income producing security.
                  ++    Aggregate cost for Federal income tax purposes is
                        $182,513,577.
                        The aggregate gross unrealized appreciation
                        (depreciation) for all securities is as follows:
                            Excess of value over tax cost           $44,253,326
                            Excess of tax cost over value           (38,270,351)
                                                                    -----------
                                                                    $ 5,982,975
                                                                    ===========

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Statement of Assets and Liabilities                             October 31, 2000

ASSETS

Investments, at value (Cost $181,893,555) .................................      $ 188,496,552
Cash (including $1,429,876 of foreign currency holdings
     with a cost of $1,461,602) ...........................................          1,393,853
Receivables:
       Dividends ..........................................................            121,756
       Interest ...........................................................              2,682
       Securities sold ....................................................          1,306,817
Prepaid expenses ..........................................................              5,666
                                                                                 -------------

                  Total Assets ............................................        191,327,326
                                                                                 -------------

LIABILITIES

Deferred foreign withholding taxes payable ................................            879,177
Payable for securities purchased ..........................................          1,292,955
Due to Investment Manager .................................................            167,464
Due to Administrator ......................................................             33,494
Accrued expenses ..........................................................            750,643
                                                                                 -------------

                  Total Liabilities .......................................          3,123,733
                                                                                 -------------

 Net Assets ...............................................................      $ 188,203,593
                                                                                 =============

NET ASSET VALUE PER SHARE ($188,203,593/19,716,784 issued and outstanding)       $        9.55
                                                                                 =============

NET ASSETS CONSIST OF:

Capital stock, $0.001 par value; 20,514,984 shares issued
     (100,000,000 shares authorized) ......................................      $      20,515
Paid-in capital ...........................................................        285,743,977
Cost of 798,200 shares repurchased ........................................         (7,507,999)
Undistributed net investment income .......................................          5,656,753
Accumulated net realized loss on investments ..............................       (101,399,331)
Net unrealized appreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies (net of
     deferred foreign withholding taxes of $879,177) ......................          5,689,678
                                                                                 -------------

                                                                                 $ 188,203,593
                                                                                 =============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statement of Operations                                       For the Year Ended
                                                              October 31, 2000

Investment Income
Dividends (Net of taxes withheld of $320,150) ........................                        $ 10,616,141
Interest .............................................................                             101,851
                                                                                              ------------
                  Total Investment Income ............................                          10,717,992
                                                                                              ------------

Expenses
Management fees ......................................................     $  2,554,237
Custodian fees .......................................................          696,182
Administration fees ..................................................          510,848
Legal fees ...........................................................          190,190
Insurance ............................................................          104,073
Audit and tax fees ...................................................           96,188
Transfer agent fees ..................................................           49,699
NYSE fees ............................................................           32,340
Directors' fees ......................................................           31,999
Printing .............................................................           22,799
Interest expense .....................................................           15,167
Miscellaneous ........................................................           19,101
                                                                           ------------
                  Total Expenses .....................................                           4,322,823
                                                                                              ------------

                  Net Investment Income ..............................                           6,395,169
                                                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency
Holdings and Translation of Other Assets and Liabilities Denominated in Foreign
Currencies:
Net realized gain (loss) from:
      Security transactions (net of capital gains tax of $640,744) .....................         6,727,169
      Foreign currency related transactions ............................................          (251,042)
                                                                                              ------------
                                                                                                 6,476,127
                                                                                              ------------
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies
      (net of decrease in deferred foreign withholding taxes of $120,764) ..............       (41,759,763)
                                                                                              ------------
Net realized and unrealized loss on investments, foreign currency holdings
      and translation of other assets and liabilities denominated in foreign currencies        (35,283,636)
                                                                                              ------------
Net decrease in net assets resulting from operations ...................................      $(28,888,467)
                                                                                              ============

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Statements of Changes in Net Assets

                                                                          For the Year        For the Year
                                                                          Ended               Ended
                                                                          October 31, 2000    October 31, 1999
--------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income ..............................................      $   6,395,169       $     822,638

Net realized gain on investments and foreign currency
   related transactions ............................................          6,476,127          17,242,446

Netchange in unrealized appreciation (depreciation) in value of investments, foreign currency holdings and translation of other
   assets and liabilities denominated in foreign currencies ........        (41,759,763)         53,271,491
                                                                          -------------       -------------

Net increase (decrease) in net assets resulting from operations ....        (28,888,467)         71,336,575
                                                                          -------------       -------------
Distributions to Shareholders from
Net investment income ($0.07 and $0.01 per share) respectively .....         (1,477,079)           (205,150)
                                                                          -------------       -------------
Net decrease in net assets from distributions ......................         (1,477,079)           (205,150)
                                                                          -------------       -------------

Capital Share Transactions
Shares repurchased under stock repurchase plan (798,200 shares)  ...         (7,507,999)                 --
                                                                          -------------       -------------
Net decrease in net assets resulting from capital share transactions         (7,507,999)                 --
                                                                          -------------       -------------

Total increase (decrease) in net assets ............................        (37,873,545)         71,131,425

NET ASSETS
Beginning of year ..................................................        226,077,138         154,945,713
                                                                          -------------       -------------

End of year (including undistributed net investment income
   of $5,656,753 and $1,463,323, respectively) .....................      $ 188,203,593       $ 226,077,138
                                                                          =============       =============

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

                                           For the            For the           For the           For the           For the
                                           Year Ended         Year Ended        Year Ended        Year Ended        Year Ended
                                           October 31, 2000   October 31, 1999  October 31, 1998  October 31, 1997  October 31, 1996
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period ...        $  11.02          $   7.55           $   9.68          $  12.49         $  12.08
                                                --------          --------           --------          --------         --------
Net investment income ..................            0.32              0.04               0.08              0.03             0.05
Net realized and unrealized gains
   (losses) on investments, foreign
   currency holdings, and translation
   of other assets and liabilities
   denominated in foreign currencies ...           (1.86)**           3.44**            (2.21)            (2.80)            0.44
                                                --------          --------           --------          --------         --------
Net increase (decrease) from
   investment operations ...............           (1.54)             3.48              (2.13)            (2.77)            0.49
                                                --------          --------           --------          --------         --------
Less Distributions:
      Dividends from net investment
         income ........................           (0.07)            (0.01)                --             (0.00)+          (0.08)
      In excess of net investment
         income ........................              --                --                 --             (0.04)              --
                                                --------          --------           --------          --------         --------
      Total dividends and distributions            (0.07)            (0.01)                --             (0.04)           (0.08)
                                                --------          --------           --------          --------         --------
Capital share transactions
      Anti-dilutive effect of Share
      Repurchase program ...............            0.14                --                 --                --               --
                                                --------          --------           --------          --------         --------
Total capital share transactions .......            0.14                --                 --                --               --
                                                --------          --------           --------          --------         --------
Net asset value, end of period .........        $   9.55          $  11.02           $   7.55          $   9.68         $  12.49
                                                --------          --------           --------          --------         --------

Per share market value, end of period ..        $   7.13          $   8.63           $   6.13          $   7.94         $  10.38
Total Investment Return Based
   on Market Value* ....................          (16.82)%           41.03%            (22.83)%          (23.23)%           0.59%
Ratios/Supplemental Data:
Net assets, end of period (in 000s) ....        $188,204          $226,077           $154,946          $198,589         $256,194
Ratios of expenses to average net assets            1.69%             1.70%              1.74%             1.60%            1.60%
Ratios of net investment income
   to average net assets ...............            2.50%             0.43%              0.99%             0.25%            0.41%
Portfolio turnover .....................           31.42%            92.44%             93.47%            95.38%           91.57%

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.
** Net of foreign withholding taxes of $0.03 and $0.06 per share for the years ended October 31, 2000 and October 31, 1999 respectively.
+     Less than $0.01 per share.

See accompanying notes to financial statements.

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements                                   October 31, 2000

NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Asia Tigers Fund, Inc. (the "Fund") was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund's assets, all securities for which market quotations are readily available are generally valued:

(i) at the last sale price prior to the time of determination if there was a sale on the date of determination,

(ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

(iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors.

The net asset value per share of the Fund is calculated weekly and at the end of each month.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 2000

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date or when known. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. Federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

At October 31, 2000, the Fund had a net capital loss carryover of $100,779,312, which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $7,999,612 will expire in the year 2003, $1,846,888 will expire in the year 2004 and $90,932,812 will expire in the year 2006. During the year ended October 31, 2000, the Fund utilized $7,321,863 of capital losses carried forward from prior periods.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

      (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not generally isolate the effect of fluctuations in foreign currency rates from the effect of fluctuations in the market prices of equity securities. The Fund reports certain realized gains and losses on foreign currency related transactions as components of realized gains and losses

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 2000

for financial reporting purposes, whereas such gains and losses are included in or are a reduction of ordinary income for Federal income tax purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed, and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized capital gains in excess of net realized capital losses (including any capital loss carryovers). An additional distribution may be made to the extent necessary to avoid payment of a 4% federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes, are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

During the year ended October 31, 2000, the Fund reclassified $724,660 from accumulated net realized gain on investments to undistributed net investment income as a result of permanent book and tax differences primarily relating to net realized foreign currency losses and capital gains tax. Net investment income and net assets were not affected by the reclassification.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 2000

NOTE B: MANAGEMENT, INVESTMENT ADVISORY, AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of CIBC World Markets Corp. ("CIBC WM"), serves as the Fund's Investment Manager under the terms of a management agreement (the "Management Agreement"). Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and, effective July 1, 1999, assumed the portfolio management responsibilities for the Fund. Prior to July 1, 1999, AXA Asset Management Partenaires ("AAMP") acted as the Fund's Investment Adviser pursuant to an investment advisory agreement among Advantage, AAMP and the Fund. For its services, AAMP was entitled to receive from the Investment Manager monthly fees at an annual rate of 0.50% of the Fund's average weekly net assets.

For its services, the Investment Manager receives monthly fees at an annual rate of 1.00% of the Fund's average weekly net assets. For the year ended October 31, 2000, fees paid to the Investment Manager amounted to $2,554,237.

CIBC WM, an indirect wholly-owned subsidiary of Canadian Imperial Bank of Commerce, serves as the Fund's administrator (the "Administrator").

The Administrator provides certain administrative services to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the value of the Fund's average weekly net assets. For the year ended October 31, 2000, these fees amounted to $510,848. At October 31, 2000, CIBC WM owned 3,567 shares of the Fund's common stock.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities other than short-term obligations aggregated $78,248,133 and $88,738,985, respectively, for the year ended October 31, 2000.

                                                      THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)                       October 31, 2000

NOTE D: CAPITAL STOCK

During the year ended October 31, 2000, the Fund purchased 798,200 shares of capital stock in the open market at a total cost of $7,507,999. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 27.46%. These shares were puchased pursuant to the Fund's Stock Repurchase Plan approved by the Fund's Board of Directors at a special meeting held on December 10, 1999, authorizing the Fund to purchase up to 1,000,000 shares of its capital stock. The shares purchased are held in treasury.

At a meeting held on October 17, 2000, the Fund's Board of Directors authorized the Fund to purchase up to an additional 1,000,000 shares of its capital stock. Subsequent to October 31, 2000, the Fund made additional purchases aggregating 25,000 shares through December 7, 2000, of capital stock in the open market at a total cost of $175,850. The weighted average discount of these purchases was 25.46%.

NOTE E: OTHER

At October 31, 2000, substantially all of the Fund's assets were invested in Asian securities. The Asian securities markets are substantially smaller, less developed, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

--------------------------------------------------------------------------------
U.S. FEDERAL TAXATION NOTICE (unaudited)

The Fund paid foreign taxes of $960,894 during the fiscal year ended October 31, 2000, which it intends to pass through pursuant to Section 853 of the Internal Revenue Code, to its shareholders, which is deemed to be foreign source income for tax information reporting purposes.

--------------------------------------------------------------------------------

THE ASIA TIGERS FUND, INC.

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF THE ASIA TIGERS FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
December 20, 2000

                                                      THE ASIA TIGERS FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long- and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent

THE ASIA TIGERS FUND, INC.

is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash

                                                      THE ASIA TIGERS FUND, INC.

Dividends and Distributions (concluded)

payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 400 Bellevue Parkway, Wilmington, Delaware, 19809.

THE ASIA TIGERS FUND, INC.

                      This page intentionally left blank.

                                                      THE ASIA TIGERS FUND, INC.

                      This page intentionally left blank.

THE ASIA TIGERS FUND, INC.

Investment Manager:

Advantage Advisers, Inc., a subsidiary
of CIBC World Markets Corp.

Administrator:

CIBC World Markets Corp.

Sub-Administrator:

PFPC Inc.

Transfer Agent:

PFPC Inc.

Custodian:

The Chase Manhattan Bank